UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 26, 2005

BANK OF AMERICA CORPORATION

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

1-6523

(Commission File Number)

56-0906609

(IRS Employer Identification No.)

100 North Tryon Street

Charlotte, North Carolina

(Address of principal executive offices)

28255

(Zip Code)

704.386.8486

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 1.01.	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On December 23, 2004, Bank of America Corporation filed a Current Report on Form 8-K describing an agreement between Mr. Charles K. (Chad) Gifford and the Corporation regarding his retirement (the “Prior Form 8-K”). Attached as Exhibit 10.1 hereto is a Retirement Agreement, dated as of January 26, 2005, between Mr. Gifford and the Corporation, memorializing the terms of the agreement described in the Prior Form 8-K.

In addition to the benefits described in the Prior Form 8-K, Mr. Gifford will receive financial planning and tax preparation services for the 2005 taxable year.

ITEM 9.01.	EXHIBITS.

(c)	Exhibits.

The following exhibit is filed herewith:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Retirement Agreement, between Charles K. Gifford and Bank of America Corporation, dated as of January 26, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK OF AMERICA CORPORATION

By:	/s/ JACQUELINE JARVIS JONES
Jacqueline Jarvis Jones
Associate General Counsel

Dated: January 26, 2005

EXHIBIT INDEX

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

10.1	Retirement Agreement, between Charles K. Gifford and Bank of America Corporation, dated as of January 26, 2005.

6